AMENDMENT NO. 1
                   TO CONVERTIBLE DEBENTURE PURCHASE AGREEMENT

         This Amendment No. 1 to Convertible Debenture Purchase Agreement ("Amendment") is entered into as of November 27, 1996, by and between FiberCore, Inc., a Nevada corporation (the "Borrower") having its chief executive office at 174 Charleston Road, Sturbridge, MA 01566 and AMP INCORPORATED, a Pennsylvania corporation (the "Lender"), having an office at 470 Friendship Road, M/S 176-034, Harrisburg, Pennsylvania 17111.


                                RECITALS OF FACT.

         A. Borrower and FiberCore Incorporated, a Nevada corporation ("Old FiberCore"), previously entered into that certain Convertible Debenture Purchase Agreement, dated as of April 17, 1995 (the "Purchase Agreement"), pursuant which Borrower issued to Lender that certain Convertible Debenture dated as of April 17, 1995, in the original principal amount of $5,000,000, secured by that certain Collateral Assignment, Patent Mortgage and Security Agreement, dated as of April 17, 1995, made by Old FiberCore in favor of Lender (collectively, the "Existing Loan Documents").

         B. On July 18, 1995, Old FiberCore merged into Venturecap, Inc., a Nevada corporation ("Vencap"), with Vencap (i.e. Borrower) as the surviving corporation (the "Merger"). Simultaneously with the consummation of the Merger, Vencap changed its name to "FiberCore, Inc."

         C. Borrower assumed the obligations of Old FiberCore, including without limitation, the obligations under the Existing Loan Documents, by operation of law in the Merger.

         D. The aggregate principal amount outstanding under the Existing Loan Documents is $5,000,000 (the "Existing Loan") and the aggregate accrued interest on the Existing Loan as of the date hereof is $541,883.55 with interest currently accruing at a rate of $898.97 per day ("Accrued Interest").

         E. This Amendment sets forth the manner in which a portion of the indebtedness owed by Borrower to Lender shall be converted into equity of Lender.

         NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. PARTIAL CONVERSION OF THE EXISTING LOAN. Lender agrees to convert $3,000,000 of the Existing Loan and $540,984.58 of Accrued Interest into 3,058,833 shares of Common Stock of Borrower (the "Shares").

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         2. ISSUANCE OF STOCK  CERTIFICATES.  Upon execution of this  Agreement,
Borrower shall issue to Lender (i) a stock certificate representing the Shares and (ii) a new convertible debenture in the form of Exhibit A hereto (the "New Debenture").

         3. REAFFIRMATION OF CONVERTIBLE DEBENTURE PURCHASE AGREEMENT. Borrower hereby affirms that there will remain outstanding, after partial conversion of the Existing Loan pursuant to Section 1 above, $2,000,000 of principal and $898.97 of accrued interest as of the date hereof (with interest currently accruing at the rate of $898.97 per day), which indebtedness shall be evidenced by the New Debenture and shall be subject to the terms and conditions of the Existing Loan Documents, as amended hereby.

         4. BORROWER'S REPRESENTATIONS AND WARRANTIES. In order to induce the Lender to enter into this Amendment in the manner provided herein, Borrower represents and warrants to the Lender that the following statements are true, and correct and complete:

                  a. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Purchase Agreement, as amended, have been duly authorized by all necessary corporate action on the part of Borrower.

                  b. Incorporation of Representations and Warranties From Purchase Agreement. The representations and warranties contained in Section 3 of the Purchase Agreement are and will be true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

                  c. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a default under the Purchase Agreement.

         5. REAFFIRMATION OF SECURITY INTEREST. That certain Collateral Assignment, Patent Mortgage and Security Agreement, made as of April 17, 1995, by Old FiberCore in favor of Lender (the "Security Agreement") shall remain in full force and effect and is hereby ratified and confirmed by Borrower. Exhibit B hereto contains a true and complete list of all patents and patent applications of Borrower as of the date hereof, domestic and foreign. With limitation of the terms and conditions of the Security Agreement, Borrower hereby agrees from time to time to file any and all necessary or desirable (i) Uniform Commercial Code filings and

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(ii) filings or recordations  with the United States Patent and Trademark Office or any other government agency, in order to perfect or maintain the perfection and first priority of Lender's security interest in the "Collateral" as defined in the Security Agreement.

         6. MISCELLANEOUS.

                  a.   Reference To And Effect On The Purchase Agreement.

                           i. On and after the date  hereof,  each  reference in
the Purchase Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import in the Existing Loan Documents referring to the Purchase Agreement, shall mean and be a reference to the Purchase Agreement, as amended by this Amendment.

                           ii. Except as specifically amended by this Amendment,
the Purchase Agreement and the other Existing Loan Agreements shall remain in full force and effect and are hereby ratified and confirmed.

                           iii. The execution,  delivery and performance of this
Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Lender under the Purchase Agreement or any of the other Existing Loan Agreements.

                  b. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  c. Applicable Law. The Amendment shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the commonwealth of Massachusetts, without regard to conflicts of laws principles.

                  d. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.



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         IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Amendment as of the date set forth above.


Borrower:                                          FIBERCORE, INC.


                                                   By: /s/ Mohd Aslami
                                                       -------------------------
                                                   Name:   Mohd Aslami
                                                   Title:  Chairman and CEO


Lender:                                            AMP INCORPORATED


                                                   By: /s/ James E. Marley
                                                       -------------------------
                                                   Name:   James E. Marley
                                                   Title:  Chairman of the Board

Exhibit A - Convertible Debenture
Exhibit B - List of Patents and Patent Applications



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